HOLLYFRONTIER INVESTOR PRESENTATION November 2019

Disclosure Statement Statements made during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HollyFrontier Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum or lubricants products in HollyFrontier’s and Holly Energy Partners’ markets, the demand for and supply of crude oil, refined products, and lubricants, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products or lubricants, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to HollyFrontier and Holly Energy Partners, the effectiveness of HollyFrontier’s and Holly Energy Partners’ capital investments and marketing strategies, HollyFrontier's and Holly Energy Partners’ efficiency in carrying out and consummating construction projects, HollyFrontier's ability to acquire refined or lubricant product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations, the possibility of terrorist or cyber attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of HollyFrontier and Holly Energy Partners is provided in the most recent reports of HollyFrontier and Holly Energy Partners filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date hereof and, other than as required by law, HollyFrontier and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. 2

Executive Summary Positioned for Value Creation Across all Segments REFINING MIDSTREAM SPECIALTY LUBRICANTS . Inland merchant refiner . Operate crude and product pipelines, . Integrated specialty lubricants loading racks, terminals and tanks in and producer with 34,000 barrels per day of . 5 refineries in the Mid Continent, around HFC’s refining assets production capacity Southwest and Rockies regions . HFC owns 57% of the LP Interest in . Sells finished lubricants & specialty . Flexible refining system with fleet wide HEP and the non-economic GP interest products in over 80 countries under discount to WTI the Petro-Canada Lubricants, . IDR simplification transaction lowers Sonneborn, Red Giant Oil & . Premium niche product markets versus HEP’s cost of capital HollyFrontier product lines Gulf Coast . Over 75% of revenues tied to long term . Production facilities in Mississauga, . Organic initiatives to drive growth and contracts and minimum volume Ontario, Tulsa, Oklahoma, Petrolia, enhance returns commitments Pennsylvania & the Netherlands . Disciplined capital structure & . HollyFrontier Lubricants & Specialty allocation Products is one of the largest North American white oil & group III base oil producer 3

HollyFrontier Asset Footprint 4

15% Increase in Refining Capacity Since 2015 Mid-Con Southwest Rockies CRUDE CHARGE CAPACITY CRUDE CHARGE CAPACITY CRUDE CHARGE CAPACITY Barrels Per Day Barrels Per Day Barrels Per Day 350,000 120,000 100,000 115,000 95,000 300,000 300,000 110,000 90,000 260,000 83,000 100,000 250,000 100,000 80,000 200,000 90,000 70,000 2015 Current 2015 Current 2015 Current El Dorado Navajo Woods Cross . Improved FCC Yield . Improved Diesel Recovery . Added 2nd Crude / FCC Units . Naphtha Fractionation Project for . Eliminated Naphtha Recycle Streams . Added Poly Gasoline Unit Improved Light Product Yields at Artesia Crude Unit . Expanded ULSD capability . Debottlenecked Naphtha . Added Gasoil Export Capability Hydrotreaters/Diesel Tulsa Hydrotreater/FCC/Gasoil Hydrocracker . Improved Rate & Yield on FCC Cheyenne . Improved Rate & Yield on Reformer . Debottlenecked Finished Product Pipeline Capacity . Increased Heavy Oils Export Capabilities . Improved High Value Heavy Oils . Invested in New Hydrogen Plant to Production Capability Increase Heavy Crude to ~70% . Improved Diesel Recovery 5

Proximity to North American Crude Production Laid in Crude Advantage . Beneficiary of inland coastal crude discount across entire refining system 2018 Average Crude Slate . 100% of HFC’s purchased crude barrels are “WTI” price based 4% 6% . Refinery location and configuration enables a fleet-wide crude slate Sweet discounted to WTI 17% 43% Sour . Approximately 80,000 - 100,000 barrels per day Canadian, primarily Heavy Heavy sour crude Black Wax Other . Approximately 140,000 – 160,000 barrels per day of Permian crude 30% Laid in Crude Advantage under WTI1 Discount to WTI $/bbl 3Q18 4Q18 1Q19 2Q19 3Q19 $2 -$2 -$6 -$10 -$14 -$18 Rockies MidCon Southwest Consolidated 1) Data from quarterly earnings calls 6 6

High Value Premium Product Markets Product Pricing vs. Gulf Coast Regional Gasoline Pricing vs Gulf Coast1 $/bbl 2015 2016 2017 2018 Average $20 $15 $10.75 $11.42 $8.93 $10 $6.07 $5 $1.80 $2.17 $- Group 3 vs GC Chicago vs GC Denver vs GC Phoenix vs GC Salt Lake vs GC Las Vegas vs GC Regional ULSD Pricing vs Gulf Coast2 $/bbl 2015 2016 2017 2018 Average $15 $9.14 $10 $5.75 $5.38 $4.42 $5 $1.73 $1.40 $- Group 3 vs GC Chicago vs GC Denver vs GC Phoenix vs GC Salt Lake vs GC Las Vegas vs GC 1) Gulf Coast: CBOB Unleaded 84 Octane Spot Price, Group 3: Unleaded 84 Octane Spot Price, Chicago: Unleaded CBOB 84 Octane Spot Price, Denver: CBOB 81.5 Octane Rack Price, Phoenix: CBG 84 Octane Rack Price, SLC: CBOB 81.5 Octane Rack Price, Las Vegas: CBOB 84 Octane Rack Price. Source: GlobalView 2) Source: GlobalView 7 7

Renewable Diesel Project Covers our annual RIN purchase obligation under current conditions HFC will process soybean oil and other renewable feedstock into renewable diesel Project Details Project Economics . HFC to construct Renewable Diesel Unit (RDU) at the . Estimated capital costs of $350 million Navajo refinery . Funded with cash on hand . Includes rail infrastructure & storage tanks . Expected IRR of 20-30% . 9,000 BPD throughput of soybean and other renewable feedstock . Increasing renewable diesel demand driven by diesel consumption and low-carbon fuel policy . ~125 million gallons a year of renewable diesel production . Renewable diesel margin supported by RIN and LCFS Renewable Diesel Defined value . Renewable diesel is a cleaner burning fuel with over 50% lower GHG emissions than conventional diesel . Every gallon of renewable diesel generates 1.7 D4 RINs . Renewable diesel is not biodiesel . Renewable diesel production expected to generate . Same Feedstock >600,000 LCFS credits year 1* . Different process . Chemically identical to conventional diesel . Expected start up 1Q 2022 . No blend limit, existing diesel fleet can run 100% with no risk to engine operation * Credit generation determined by renewable diesel Carbon Intensity value compared8 to the standard set by the California Air Resources Board. 8

IMO 2020 Benefits Wider Heavy Crude Differentials and Higher Distillate Crack Spreads 1 . Effective January 1, 2020, the International 2018 Average Canadian Heavy Crude Exposure 3 Maritime Organization (IMO) will lower the % of Total Throughput 25% max sulfur content allowed in marine fuel from 3.5% to 0.5% 20% . No capital investments required to benefit 15% from IMO 2020 10% . HFC is well positioned to take advantage of 5% expected tailwinds: 0% PSX HFC PBF MPC2 VLO DK 1) Wider heavy crude differentials 2018 Distillate Yield3 3 • WCS imports represent 23% of HFC’s % of Total Throughput 40% total throughput 30% 2) Higher distillate crack spreads 20% • Distillates represent 36% of HFC’s total throughput 10% 0% DK VLO PSX HFC MPC2 PBF 1) EIA Company Level Import Data for TTM as of November 30, 2018 9 2) Combines MPC & ANDV data to reflect acquisition effective October 1, 2018 9 3) Based on data from 10-K filings and company reports

Refining Segment Earnings Power HFC Consolidated 3-2-1 Index Mid-Cycle Refining EBITDA $1.0B – $1.2B $/Barrel $25 Gulf Coast 3-2-1 Crack $10.00 Brent/WTI Spread $4.00 Product Transportation to HFC $3.00 $20.06 $19.88 Markets $20 HFC Index $17.00 $18.41 Capture Rate 75% Realized Gross Margin Per Barrel $12.75 $15 Operating Expense Per Barrel $5.50 $13.86 Target Throughput 460,000 Refining SG&A (millions) $120 $10 Mid-Cycle Refining EBITDA $1.1B 2015 2016 2017 2018 10

Holly Energy Partners Business Profile Operate a system of petroleum product and Consistent Distribution Growth Despite crude pipelines, storage tanks, distribution Crude Price Volatility terminals and loading rack facilities located near HFC’s refining assets in high growth markets Distribution $/LP Unit WTI Price $0.80 $160 DPU* WTI . Revenues are nearly 100% fee-based with limited commodity risk $0.60 $120 . Major refiner customers have entered into long-term contracts . Contracts require minimum payment obligations $0.40 $80 for volume and/or revenue commitments . Over 75% of revenues tied to long term contracts and minimum commitments $0.20 $40 . Maintain flat distribution through 2020 . Target at or above 1.0x distribution coverage $0.00 $0 *Distribution Per Unit - Distributions are split adjusted reflecting HEP’s January 2013 two-for-one unit split. 11

Ownership Structure IDR Simplification Provides Lower Cost of Capital for HEP HOLLYFRONTIER CORPORATION (HFC) 100% Interest GENERAL PARTNER (GP) HOLLY LOGISTIC SERVICES, L.L.C. PUBLIC Non-economic GP Interest 59.6mm HEP units1 57% LP Interest $1.4B Value2 45.8mm HEP units1 43% LP Interest $1.0B Value2 HOLLY ENERGY PARTNERS, L.P. (HEP) 12 1. Unit Count as of September 30, 2019 2. Based on HEP unit closing price on November 1, 2019 12

HEP Historical Growth Committed to Continuing Track Record of Increasing Distribution 50% JV with Acquired Holly Tulsa Holly Corporation Plains for remaining dropdown of and Frontier Oil Crude gathering Frontier interests in SLC / Holly intermediate loading rack Corporation system pipeline Frontier pipelines feedstock pipeline (Tulsa West) complete merger expansion (Aug 2015) (Oct 2017) dropdown (Aug 2009) (July 2011) (2014) (July 2005) 25% JV with HFC Constructed Plains for Sale of 70% dropdown of Acquisition of SLC pipeline 50% JV with Orla Truck MLP IPO interest in Rio El Dorado & El Dorado (Mar 2009) Plains for Rack (July 2004) Grande to Cheyenne tank farm Cheyenne (Jan 2019) Enterprise assets (Mar 2015) pipeline (Dec 2009) (Nov 2011) (June 2016) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Purchase of Purchase of additional Catoosa Holly 16” HEP purchases intermediate Tulsa tanks Lubricants & racks and 75% interest in Terminal pipeline UNEV from HFC Alon pipeline Lovington rack (June 2018) facilities (July 2012) and terminal Holly South acquisition (Mar 2010) HFC Line expansion HEP purchases dropdown of asset (June 2009) 50% JV with Plains project 50% interest in Woods Cross acquisition for Cushing (2007-2008) Osage from HFC processing (Feb 2005) Connect pipeline Tulsa (Feb 2016) units Tulsa East and Cushing interconnect (Oct 2016) Holly crude oil acquisition & terminal and tankage pipelines HFC dropdown Roadrunner / IDR (October 2019) assets (Aug 2011) of El Dorado Purchase of Beeson Simplification dropdown processing Tulsa West dropdown (Oct 2017) (Feb 2008) (Dec 2009) units Tanks (Nov 2015) (March 2016) 13

HEP Avenues for Growth ORGANIC ACQUISITIONS DROPDOWNS FROM HFC . Leverage HEP’s existing . Pursue logistics assets in HEP’s . Partnering with HFC to build footprint, specifically in current geographic region and/or acquire new assets / Permian Basin businesses . Replace incumbent HFC service . Diesel Truck Loading providers with HEP . Target high tax basis assets Rack in Orla, TX with durable cash flow . Cushing Connect JV characteristics that also add to . Contractual PPI/FERC HFC EBITDA Escalators . Leverage HFC refining and commercial footprint . Participate in expected MLP sector consolidation 14

Cushing Connect Joint Venture Asset Description Strategic Rationale HEP formed a 50/50 JV with Plains All American Pipeline, L.P. (PAA) Generates HEP growth while providing long term control of a consisting of: strategic asset • New build, 50-mile, 160 KBPD common carrier crude pipeline Insources HFC’s logistics spend to HEP from Cushing to Tulsa • 1.5 million barrels of crude storage in Cushing New pipeline provides capability to supply 100% of HFC’s Terminal anticipated in-service 2Q2020 Tulsa Refinery crude throughput Pipeline anticipated in-service 1Q2021 HFC El Dorado Refinery Deal Highlights Crude Capacity 160 KBPD JV estimated total capital of $130 million with expected initial EBITDA1 Osage Pipeline JV HFC Tulsa Refinery multiple of 8x-9x. Crude Capacity 140 KBPD HEP to build and operate pipeline, PAA to build terminal connections and operate terminal Cushing Connect Pro-forma leverage of 4.05x, expected to be DCF1 accretive in 2021 Plains Cushing Pipeline JV Terminal System HFC entered into 15 year minimum volume commitment of 100 KBPD with HEP, which will commence upon completion of pipeline 1. See definition page in appendix 15

HF Lubricants & Specialty Products Integrated Model from Crude to Finished Products • Rack Back captures the value between feedstock cost and base oil market prices (elastic index pricing) • Rack Forward captures the value between base oil market prices and product sales revenues from customers (inelastic index pricing) RACK BACK RACK FORWARD Base Oil Blending Distribution R&D Marketing Sales Production & Packaging Finished Lubricants & Greases VGO/HCB Petrolatums Mississauga Base Oil Plant Sodium Sulfonates Waxes White Oils 3rd Party Base Oil Specialty Products Base Oil Mississauga Sonneborn Red Giant Facility Facilities Facilities Base Oil 16

HF Lubricants & Specialty Products Our Product Portfolio Serves a Variety of Global End Markets Adhesives Agriculture Construction Automotive Packaging Food & Beverage Forestry & Saw Mill Energy Manufacturing Health & Beauty Heavy Duty Mining Transportation Pharmaceutical Plastic Processors Railroad Waste Operations 17

HF Lubricants & Specialty Products Operating Under a “House of Brands” Model 18

HF Lubricants & Specialty Products Diverse Suite of Products Supplied to Major Industrial and Consumer Brands Brands • Finished Lubricants & • Finished Lubricants & • Finished Products & • Specialty Products Greases Greases Greases • Waxes Product • Specialty Products • Waxes • Base Oils Type • Waxes • White Oils • White Oils • Petrolatums • Base Oils • Specialty Products • Consumer Discretionary • Communications • Consumer Staples • Consumer Staples • Energy • Consumer Discretionary • Industrials • Industrials Customer • Healthcare • Consumer Staples • Materials • Materials Base • Industrials • Energy • Materials • Healthcare • Utilities • Industrials Heavy Duty Engine Oils Petroleum Jellies Locomotive Engine Oils Tire Protectants Hydraulic Lubrication Fluids Food Waxes Gear Oils Candle Waxes Applications Lubricants & Protective Greases Cosmetics Agriculture Solvents Asphalt Modifiers 19

Opportunity Across the Value Chain Upgrade Existing Base Oils into Finished Products Converting one barrel of Base Oil sales into Finished Product sales results in a margin uplift of ~$50/bbl HF LSP Pro Forma Margin Value $/bbl Product Slate by Volume Finished Lubricants & Greases Coproducts 19% Base Oils Petrolatums 30% Petrolatums 4% Waxes Waxes 6% White Oils White Oils 12% Specialty Finished Products Lubes & 18% Specialty Products Greases 12% Base Oils Note: Coproducts consist of Distillates, Intermediates and LPGs 20

Rack Forward EBITDA Margin Stability 2019 Rack Forward – EBITDA Margin1 Guidance2 EBITDA ($ in millions) EBITDA Margin % EBITDA 80 20% $240 – 260MM 17% 16% 16% 16% 13% EBITDA Margin 60 14% 14% 13% 15% 11-16% 13% 13% 12% 12% 11% 12% 12% 10% 9% 40 9% 9% 10% 69 64 58 58 57 55 53 56 52 49 52 51 45 48 47 20 38 40 5% 29 30 0 3 0% 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 EBITDA EBITDA Margin HF LSP’s Rack Forward business has consistently generated EBITDA margins of 11-16% 1. EBITDA Margin calculated by dividing Adjusted EBITDA by Revenue for the period 2. 2019 Guidance includes Sonneborn acquisition which closed February 1, 2019 21 3. 1Q19 EBITDA includes adjustment for inventory valuation step up of $9.3 million, see 1Q19 earnings release for reconciliation.

Sonneborn Transaction Overview Financial Details • $663mm final purchase price • $585mm purchase price net of approximately $78mm in working capital • Purchase was funded entirely with cash on hand • Immediately accretive to earnings and cash flow per share • Expect to capture ~$20mm in annual synergies • Expect to generate ~$85mm of annual EBITDA, including synergies • Transaction closed February 1, 2019 7x EBITDA multiple net of working capital and synergies 22 22

Strategic Rationale Downward Integration and Rack Forward Growth Significantly increases Rack Forward Synergy estimate of $20mm annually earnings power • Significant savings in SG&A costs • Optimization of North American production facilities in Tulsa, • 100% of Sonneborn earnings attributable to Rack Forward segment Mississauga and Petrolia • Logistics savings through transportation and blending cost • Brings incrementally higher value products with stable margins reduction • Expands specialty products portfolio SG&A $5mm Strengthens scale of existing operations • Provides downward integration of Tulsa and Mississauga base oils into finished product • HF LSP currently supplies a portion of Sonneborn’s $20mm+ base oil feedstock Synergy • Increases global operational flexibility and feedstock Value optimization Operations Logistics $12mm $3mm • Adds processing and blending capability in North America and Europe • Expands global sales organization 23 23

Rack Forward Multiple Up-Lift Segment(s) Multiple Margin Profile Peer Group Integrateds: Refining & BP, CVX, RDS, XOM 5-7x Variable Rack Back Refiners: CLMT, CVI, DK, MPC, PBF, PSX, VLO Rack Forward 10-13x Stable FPE GY, IOSP, KWR, NEU, VVV MLP 8-13x Stable DKL, MPLX, PBFX, PSXP Note: Multiple represents range of EV/EBITDA multiples for referenced peer group 24

HF Lubricants & Specialty Products Pro Forma Valuation Rack Forward EBITDA Mid-Cycle EBITDA $285 ($ in millions) . EBITDA Margin 11-16% . Annual SG&A $170 - $180MM Target Multiple 11x . Annual DD&A $70 - $80MM Enterprise Value . Upside with Organic Growth and M&A $3,135 ($ in millions) Opportunities 11x multiple in-line with peer group Mid-Cycle Capex: $40 – $50MM 25

APPENDIX

Capital Allocation Strategy New Growth Opportunity and Shareholder Return Initiatives Reinvest & Maintain our Existing Assets . Promote safe and reliable operations Maintain a Healthy Balance Sheet & Investment Grade Credit Profile . Target ~$500 million minimum cash balance . Investment grade rating from S&P, Moody’s & Fitch Pay a Competitive & Sustainable Dividend . Expect to grow the dividend approximately 5% per year Invest in Growth Capital Projects or Acquisitions with Attractive Returns . Renewable diesel growth project Return Excess Free Cash Flow to Shareholders . $1 billion HFC share repurchase authorization 27 27

Capital Allocation Strategy Disciplined Approach to Capital Allocation to Create Shareholder Value 2018A Cash from Ops $1.6B Non-Discretionary Share Repurchases Growth: $225mm Acquisitions Organic projects CashOperations From $375mm Regular Dividend Capital Discretionary Investments: Sustaining maintenance Turnarounds ($ Investment Grade Rating ● Target $500 million Cash ● $2.3 billion Current Liquidity1 millions) Note: Based on management’s expectations 1. As of 9/30/2019 28

2019 Guidance . Refining & Marketing 2019E Capex - $5.50 - $6.00 Opex/bbl Segment Allocation - Turnaround Schedule - Tulsa East – 1Q19 HEP HF LSP6% R&M - Cheyenne – 4Q19 7% 87% - El Dorado – 4Q19 - Capex $560 – $590 million . HF LSP - $240 – $260 million Rack Forward EBITDA - Capex $40 – $50 million . HEP - Target Distribution Coverage at or above 1.0x - Capex - $35 – $45 million 29

Strong Track Record of Cash Returns Since the July 2011 merger HFC has returned approximately $5.6 billion, or approximately $34 per share1 to shareholders • Strong track record in returning excess cash to shareholders • Committed to maintaining competitive cash yield versus peers • Share repurchase program funded by Free Cash Flow generation Regular Cash Yield2 Total Cash Yield3 % Yield % Yield 7% 15% 13.8% 6% 11.0% 5% 9.2% 8.8% 10% 3.7% 3.6% 4% 3.3% 6.8% 3.1% 3.0% 6.3% 3% 5.5% 2.5% 5% 2% 2.6% 1% 0% 0% PBF VLO MPC DK PSX HFC 2011 2012 2013 2014 2015 2016 2017 2018 1. Share Count as of September 30, 2019. 2. Share price as of November 5, 2019 closing prices. 3. Total Cash yield calculated using year end share count- includes regular dividends, special dividends and stock30 buybacks. Data from public filings 30 and press releases. Dividends are split adjusted reflecting HFC’s two-for-one stock split announced August 3, 2011.

HollyFrontier Capital Structure HFC Consolidated Capital Structure HFC Standalone Capital Structure As of September 30, 2019 (US$ millions) As of September, 2019 (US$ millions) Cash and Short Term Marketable Securities $982 Cash and Short Term Marketable Securities $975 HOLLYFRONTIER CORPORATION HFC LONG TERM DEBT HFC Credit Agreement $- HFC 5.875% Senior Notes due 2026 $1,000 HFC 5.875% Senior Notes due 2026 $1,000 HFC Long Term Debt $1,000 Total Debt $1,000 HOLLY ENERGY PARTNERS HEP 6.00% Senior Notes due 2024 $500 Stockholders Equity $6,020 HEP Credit Agreement $936 Total Capitalization $7,020 HEP Long Term Debt $1,436 HFC Standalone Debt / Capitalization 14.2% Consolidated Debt (excludes unamortized discount) $2,436 HFC Standalone Net Debt / Capitalization 0.3% Stockholders Equity $6,020 Total Capitalization $8,456 HFC Standalone Liquidity $2,325 Consolidated Debt / Capitalization 28.8% Consolidated Net Debt / Capitalization 19.5% Consolidated Total Liquidity1 $2,796 Maintain Investment Grade Rating from S&P (BBB-), Moody’s (Baa3), and Fitch (BBB-31) 1. Includes Availability from $1.35B HFC Revolver & $1.4B HEP Revolver. 31

HollyFrontier Credit Profile . Investment Grade Rating Peer Group Debt Metrics − 9/30/19 - S&P BBB- Debt Ratio % - Moody’s Baa3 50% - Fitch BBB- . $975 million cash as of 9/30/19 40% . $1 billion outstanding debt as of 9/30/19 - excludes non-recourse HEP debt 30% . Total debt to capital ratio 14% as of 9/30/19 20% . Target 1x Net Debt/EBITDA (ex HEP) 10% 0% HFC VLO PSX MPC PBF DK Debt/Cap 14.2% Net Debt/Cap 0.3% * Debt to Capital is calculated by taking total debt (excluding MLP debt) divided by total debt (excluding MLP debt) plus total equity (excluding non-controlling interest). Net Debt to Capital is calculated by taking total net debt (excluding MLP debt) divided by total debt (excluding MLP 32 debt) plus total equity (excluding non-controlling interest).

Definitions BPD: the number of barrels per calendar day of crude oil or petroleum products. Free Cash Flow: Calculated by taking operating cash flow and subtracting capital CAGR: The compound annual growth rate is calculated by dividing the ending value by expenditures. the beginning value, raise the result to the power of one divided by the period length, and IDR: Incentive Distribution Rights subtract one from the subsequent result. CAGR is the mean annual growth rate of an investment over a specified period of time longer than one year. Lubricant : A solvent neutral paraffinic product used in commercial heavy duty engine Debt-To-Capital: A measurement of a company's financial leverage, calculated as the oils, passenger car oils and specialty products for industrial applications such as heat company's long term debt divided by its total capital. Debt includes all long-term transfer, metalworking, rubber and other general process oil. obligations. Total capital includes the company's debt and shareholders' equity. Non GAAP measurements: We report certain financial measures that are not prescribed Distributable Cash Flow: Distributable cash flow (DCF) is not a calculation based upon or authorized by U. S. generally accepted accounting principles ("GAAP"). We discuss GAAP. However, the amounts included in the calculation are derived from amounts management's reasons for reporting these non-GAAP measures below. Although separately presented in HEP’s consolidated financial statements, with the exception of management evaluates and presents these non-GAAP measures for the reasons excess cash flows over earnings of SLC Pipeline, maintenance capital expenditures and described below, please be aware that these non-GAAP measures are not alternatives to distributable cash flow from discontinued operations. Distributable cash flow should not be considered in isolation or as an alternative to net income or operating income as an revenue, operating income, income from continuing operations, net income, or any other indication of HEP’s operating performance or as an alternative to operating cash flow as comparable operating measure prescribed by GAAP. In addition, these non-GAAP a measure of liquidity. Distributable cash flow is not necessarily comparable to similarly financial measures may be calculated and/or presented differently than measures with the titled measures of other companies. Distributable cash flow is presented here because it same or similar names that are reported by other companies, and as a result, the non- is a widely accepted financial indicator used by investors to compare partnership GAAP measures we report may not be comparable to those reported by others. Also, we performance. We believe that this measure provides investors an enhanced perspective have not reconciled to non-GAAP forward-looking measures or guidance to their of the operating performance of HEP’s assets and the cash HEP is generating. HEP’s corresponding GAAP measures because certain items that impact these measures are historical net income is reconciled to distributable cash flow in "Item 6. Selected unavailable or cannot be reasonably predicted without unreasonable effort. Financial Data" of HEP's 2018 10-K filed February 20, 2019. EBITDA: Earnings before interest, taxes, depreciation and amortization, which we refer Rack Backward: business segment of HF LSP that captures the value between feedstock to as EBITDA, is calculated as net income plus (i) interest expense net of interest cost and base oil market prices (transfer prices to rack forward). income, (ii) income tax provision, and (iii) depreciation, depletion and amortization. Rack Forward: business segment of HF LSP that captures the value between bas oil EBITDA is not a calculation provided for under GAAP; however, the amounts included in market prices and product sales revenue from customers. the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or RBOB: Reformulated Gasoline Blendstock for Oxygen Blending operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to Sour Crude: Crude oil containing quantities of sulfur greater than 0.4 percent by weight, similarly titled measures of other companies. EBITDA is presented here because it is a while “sweet crude oil” means crude oil containing quantities of sulfur equal to or less than widely used financial indicator used by investors and analysts to measure performance. 0.4 percent by weight. EBITDA is also used by our management for internal analysis and as a basis for financial covenants. Our historical EBITDA is reconciled to net income under the section entitled WCS: Western Canada Select crude oil, made up of Canadian heavy conventional and “Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles” bitumen crude oils blended with sweet synthetic and condensate diluents. in HollyFrontier Corporation’s 2018 10-K filed February 20, 2019. WTI: West Texas Intermediate, a grade of crude oil used as a common benchmark in oil Expected Sonneborn EBITDA: Expected Sonneborn EBITDA is based on HollyFrontier pricing. WTI is a sweet crude oil and has a relatively low density. Corporation's projections for the newly acquired Sonneborn US Holdings Inc. and Sonneborn Cooperatief U.A. (collectively, "Sonneborn"). Projections are based on WTS: West Texas Sour, a medium sour crude oil. historical EBITDA performance as reported by Sonneborn, combined with the expectation of future potential synergy and optimization opportunity. Expected Sonneborn EBITDA is not presented as an alternative to the nearest GAAP financial measure, net income, and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. HollyFrontier Corporation is unable to present a reconciliation of forecasted EBITDA to net income because certain elements of net income for future periods, including interest, depreciation and taxes, are not available without unreasonable efforts. 33

HollyFrontier Index Please see p. 35 for disclaimer and www.HollyFrontier.com/investor-relations for most current version. 34 34

HFC Index Disclosure HFC's actual pricing and margins may differ from benchmark indicators due to many factors. For example: . Crude Slate differences – HFC runs a wide variety of crude oils across its refining system and crude slate may vary quarter to quarter. . Product Yield differences – HFC’s product yield differs from indicator and can vary quarter to quarter as a result of changes in economics, crude slate, and operational downtime. . Other differences including but not limited to secondary costs such as product and feedstock transportation costs, purchases of environmental credits, quality differences, location of purchase or sale, and hedging gains/losses. Moreover, the presented indicators are generally based on spot sales, which may differ from realized contract prices. Market prices are available from a variety of sources, each of which may vary slightly. Please note that this data may differ from other sources due to adjustments made by data providers and due to differing data definitions. Below are indicator definitions used for purposes of this data. MidCon Indicator: (100% Group 3: Sub octane and ULSD) – WTI Rockies Indicator as of July 1, 2016: 50% Cheyenne: ((100% Denver Regular Gasoline; 100% Denver ULSD) – WTI) 50% Woods Cross: ((60% Salt Lake City Regular Gasoline, 40% Las Vegas Regular Gasoline; 80% Salt Lake City ULSD, 20% Las Vegas ULSD) – WTI) Rockies Indicator 2011- July-2016: 60% Cheyenne: ((100% Denver Regular Gasoline; 100% Denver ULSD) – WTI) 40% Woods Cross: ((60% Salt Lake City Regular Gasoline, 40% Las Vegas Regular Gasoline; 80% Salt Lake City ULSD, 20% Las Vegas ULSD) – WTI) Southwest Indicator 2013-Current: (50% El Paso Subgrade, 50% Phoenix CBG; 50% El Paso ULSD, 50% Phoenix ULSD) – WTI Southwest Indicator 2011-2012: (50% El Paso Regular, 50% Phoenix CBG; 50% El Paso ULSD, 50% Phoenix ULSD) – WTI Lubricants Index Appendix HFC's actual pricing and margins differ from benchmark indicators due to many factors. For example: - Retail/Distribution- HFC and PCLI use commodity base oils to produce finished lubricants, specialty products and white oils that are sold into the retail market worldwide and have a wide variety of price ranges. - Feedstock differences – HFC runs a variety of vacuum gas oil streams and hydrocracker bottms across its refining system and feedstock slate may vary quarter to quarter. - Product Yield differences – HFC’s product yield differs from indicator and can vary quarter to quarter as a result of changes in economics and feedstocks. - Other differences including, but not limited to secondary costs such as product and feedstock transportation costs, quality differences and location of purchase or sale. Moreover, the presented indicators are generally based on spot commodity base oil sales, which may differ from realized contract prices. Market prices are available from a variety of sources, each of which may vary slightly. Please note that this data may differ from other sources due to adjustments made by data providers and due to differing data definitions. Below are indicator definitions used for purposes of this data. Group I Base Oil Indicator (50% Group I SN150, 50% Group I SN500)-VGO Group II Base Oil Indicator (33.3% Group II N100, 33.3% Group II N220, 33.3% Group II N600)-VGO Group III Base Oil Indicator (33.3% Group III 4cst, 33.3% Group III 6cst, 33.3% Group III 8cst)-VGO VGO (US Gulf Coast Low Sulfur Vacuum Gas Oil) 35 35

HollyFrontier Corporation (NYSE: HFC) 2828 N. Harwood, Suite 1300 Dallas, Texas 75201 (214) 954-6510 www.hollyfrontier.com Craig Biery | Director, Investor Relations investors@hollyfrontier.com 214-954-6510 Trey Schonter | Investor Relations investors@hollyfrontier.com 214-954-6510